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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 14, 2004

                                  GENCORP INC.
             (Exact name of registrant as specified in its charter)

                Ohio                     1-01520            34-0244000
    (State or other jurisdiction      (Commission        (I.R.S. Employer
          of incorporation)           File Number)      Identification No.)

 Highway 50 and Aerojet Road, Rancho Cordova, California      95670
         (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code

                                  916-355-4000
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On December 14, 2004 the Board of Directors of the Company elected Charles F. Bolden Jr. to the Company's Board of Directors effective as of January 1, 2005. Mr. Bolden is not a party to any arrangement or understanding with any person pursuant to which he was selected as a director; nor is Mr. Bolden a party to any transaction, or series of transactions, required to be disclosed pursuant to
Item 404(a) of Regulation S-K. Mr. Bolden was elected as a Class I director and has been appointed to serve on the Finance Committee. Mr. Bolden will be replacing Robert A. Wolfe who is resigning from the Company's Board of Directors effective December 31, 2004.

On December 14, 2004, Robert A. Wolfe, a Director of the Company, announced that he is resigning from the Company's Board of Directors effective December 31, 2004.

A copy of the press release issued by the Company announcing the election of Mr. Bolden and the resignation of Mr. Wolfe is attached herewith as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

Exhibit No.     Description
-----------     -----------------------------------------------------
99.1            GenCorp Inc.'s press release dated December 17, 2004.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  GENCORP INC.

                                                  By:    /s/ Mark A. Whitney
                                                         -----------------------
                                                  Name:  Mark A. Whitney
                                                  Title: Vice President, Law;
                                                         Deputy General Counsel
                                                         and Assistant Secretary

Dated: December 17, 2004

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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------------------------------------------------
     99.1         GenCorp Inc.'s press release dated December 17, 2004.